                              DG ACQUISITION CORP.

                                                            ______________, 2005

Blue Alternative Asset Management LLC
420 Lexington Avenue
Suite 2650
New York, New York 10170

Gentlemen:

          This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of DG Acquisition Corp. ("DG") and continuing until the earlier of the consummation by DG of a "Business
Combination" or DG's liquidation (as described in DG's IPO prospectus) (the
"Termination Date"), Blue Alternative Asset Management LLC shall make available to DG certain office space, utilities and secretarial support as may be required by DG from time to time, situated at 420 Lexington Avenue, Suite 2650, New York,
New York 10170. In exchange therefore, DG shall pay Blue Alternative Asset
Management LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,

                                        DG ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                            Name: Mark R. Graham
                                            Title: Co-Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Blue Alternative Asset Management LLC

By:
    ------------------------
    Name:
    Title: